OPTIONS	12 Months Ended
Dec. 31, 2021
Share-Based Payment Arrangement [Abstract]
OPTIONS

NOTE 11 - OPTIONS

In the third quarter of 2021, the Company issued options in conjunction with an agreement for Board of Advisor services and the evaluation of certain potential intangible asset acquisitions. These options call for an undivided 1% of the fully diluted issued and outstanding shares upon exercise. These options amounted to 8,081,037 shares at issuance date. These option s contain a single recalculation upon the completion of a reverse split of the existing common stock and the Company raising a minimum of $5 million in an offering. These options carry an exercise price of $0.11 per share and expire in September 2031. These options were valued at $436,908 and vest 50% upon issuance and 50% in September 2022.

The method utilized to value the options was the Black-Scholes model with the following assumption ranges: Expected life - ten years; stock price $0.114; volatility 35.13; exercise price $0.11 and bond equivalent yield rate 1.47%.